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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Consolidated Historical Financial Data" and "Experts" and to the use of our reports dated March 12, 2001, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-43874) and related Prospectus of The Princeton Review, Inc. for the registration of 6,210,000 shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP

New York, New York
May 10, 2001